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Northmarq

February 14, 2025

Management’s Report on Assessment of 2024 Compliance by Northmarq Capital, LLC

With Regulation AB Servicing Criteria

Northmarq Capital, LLC (the Asserting Party) is responsible for assessing its compliance as of and for the year ended December 31, 2024 (the “Reporting Period”) with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations. The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which consists of all the commercial loans serviced by the Asserting Party that are (1) associated with any registered offering of asset-backed securities commencing with an initial bona fide offer after December 31, 2005, or (2) encompassed by contractual obligations to perform Regulation AB reporting (see Exhibit A for a complete list of the Asserting Party’s Platform loans and Exhibit B for a complete list of the Asserting Party’s Platform pools by investor pool).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Section 1122 of Regulation AB (17 C.F.R.229.1122) to assess its compliance.

The Asserting Party has engaged a vendor to perform specific and limited lockbox activities in relation to Servicing Criterion (d)(2)(i). The Asserting Party has also engaged a vendor to perform specific, defined legal work, and a vendor to perform specific force-placed insurance work, both vendors’ efforts occurring in relation to Servicing Criterion (d)(1)(ii) as of and for the year ended December 31, 2024. The Asserting Party elects to take responsibility for assessing these vendors’ compliance with Servicing Criterion (d)(1)(ii) and (d)(2)(i).

The Asserting Party has also engaged a vendor to perform generalized work related to performing tax searches, payment of taxes, reporting of tax information, and issuance of flood insurance certifications. The Asserting Party requires this vendor to provide to the Asserting Party a Report of their assessment of compliance with Regulation AB Servicing Criteria, as the means of assessing the vendor’s compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has assessed its compliance with the applicable servicing criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria as of December 31, 2024, and for the Reporting Period with respect to the Platform taken as a whole.

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

Regulation AB Section 229.1122(d) Servicing Criteria

Regulation AB Reference	Servicing Criterion

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.

Applicability/Compliance:	Not applicable.

1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts within no more than two business days of receipt, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(vi)	Unissued checks were safeguarded so as to prevent unauthorized access.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset- backed securities–related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(3)(i)(B)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(3)(i)(C)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability/Compliance:	Not applicable.

1122(d)(3)(i)(D)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the servicer.

Applicability/Compliance:	Not applicable.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability/Compliance:	Not applicable.

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability/Compliance:	Not applicable.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Applicability/Compliance:	Not applicable.

February 14, 2025

/s/ Jeffrey Weidell

Jeffrey Weidell

Chief Executive Officer

/s/ Shawn Power

Shawn Power

Chief Operating Officer

/s/ Bert Libke

Bert Libke

Senior Vice President and Managing Director of Servicing

Exhibit A
Loan Number	Loan Name	Portfolio Name
140791	TPG Real Estate, LLC	Midland Loan Services MSCI 2015-MS1
140795	DHC COMM 15 LC21 Successor Borrower-R	Midland Loan Services COMM 2015-LC21
140835	Mankato Place 1, LLC	Wells Fargo WFCM 2016-LC25 (NonCash)
150489	NMDA-JPMBB 2014-C23, LLC	Wells Fargo JPMBB 2014-C23
150550	SB DFZ WFCM 2016-LC25 Holdings, LLC	Wells Fargo WFCM 2016-LC25 (NonCash)
150572	MLSE II, LLC	Wells Fargo GSMS 2018-GS9
160605	NMDA-MSBAM 2016-C30, LLC	Wells Fargo MSBAM 2016-C30
160610	Crossroads West Associates	Wells Fargo GSMS 2016-GS4
171156	WCA JPMBB 2014-C22 Holdings LLC	Wells Fargo JPMBB 2014-C22 (NonCash)
171160	SB DFZ JPMBB 2014-C22 Holdings, LLC	Wells Fargo JPMBB 2014-C22 (NonCash)
171175	BMP South LLC	Wells Fargo CGCMT 2015-GC27
171203	34 Marketplace II, LLC	Wells Fargo COMM 2015-CCRE24
171204	MSWCA MSBAM 2015-C25 Holdings, LLC	Wells Fargo MSBAM 2015-C25
171229	MAC Management Cottonwood LLC	Wells Fargo CGCMT 2016-GC37
171281	Mountain States Storage Partners, LLLP	Midland Loan Services CD 2017-CD4
171298	Eliot Street Center LLC	Wells Fargo GSMS 2017-GS8
171305	Dunes Holding Co., LLC	Wells Fargo BANK 2018-BNK11
171346	PMPC, LLC	Midland Loan Services GSMS 2019-GC42
171369	SBH-CGCMT 2019-GC41, LLC	Midland Loan Services CGCMT 2019-GC41
171401	RG Investments, No. 1, LLLP	Midland Loan Services BMARK 2020-B18
171417	Mopac Storage SPE, LLC	Wells Fargo BANK 2020-BNK28
180808	Barclay/Texas Holdings II, L.P.	Midland Loan Services CGCMT 2014-GC23
180809	DHC COMM 14 UBS4 Successor Borrower, LLC	Midland Loan Services COMM 2014-UBS4 (NonCash)
180811	Barclay Holdings XVIII-A, LLC	Midland Loan Services GSMS 2014-GC24
180813	Barclay Holdings XLI, LLC	Wells Fargo CGCMT 2014-GC25
180814	Barclay Anthem, LP	Wells Fargo CGCMT 2014-GC25
180815	Barclay Holdings XXXIV, LLC	Wells Fargo CGCMT 2014-GC25
180816	Barclay Holdings XLVII, LLC	Wells Fargo CGCMT 2014-GC25
180857	Foothills Shopping Center, L.L.C.	Wells Fargo WFCM 2015-C29
180883	Yarbrough Plaza Development LLLP	Wells Fargo CSAIL 2015-C4 (NonCash)
180927	Barclay/Pleasant Valley LLC	Wells Fargo CGCMT 2016-C1
180991	Devonshire Development Company LLC	Wells Fargo BACM 2017-BNK3
181029	107th Avenue Partners, LLC	Wells Fargo BANK 2017-BNK8
181101	Alma Park Joint Venture, L.L.C.	Wells Fargo WFCM 2019-C51
181494	Metro RV Commerce LLC	Wells Fargo BANK5 2024-5YR12 (NonCash)
201376	La Paz Plaza, LLC	Midland Loan Services COMM 2014-UBS4
201377	VMA Alicia Holding Company, LLC	Midland Loan Services COMM 2014-UBS4
201378	VMA Harbor Place Holding Company, LLC	Midland Loan Services COMM 2014-CCRE19
201386	Annenberg Limited Partnership	Wells Fargo JPMBB 2014-C23 (NonCash)
201387	Maui Harbor Shops LP	Wells Fargo JPMBB 2014-C22 (NonCash)
201401	Topanga & Victory Partners L.P.	Wells Fargo WFRBS 2014-C24
201406	Fairway Business Center LP	Wells Fargo CGCMT 2015-GC27 (NonCash)
201416	Mayfield Savannah, LLC	Wells Fargo WFRBS 2014-C25
201419	North Natomas Town Center, LLC	Wells Fargo CGCMT 2015-GC27
201420	JS SJK L.P.	Midland Loan Services JPMBB 2014-C26 (NonCash)
201425	Lakewood Marketplace LLC	KeyBank National Association 2015-C21
201441	San Clemente Professional Plaza L.P.	Wells Fargo JPMBB 2015-C28 (NonCash)
201446	Centennial PHD LLC	Wells Fargo CSAIL 2015-C2 (NonCash)
201453	Jax Park LLC	Midland Loan Services MSCI 2015-MS1
201457	Landmark Towers Office Building, LLC	Wells Fargo MSBAM 2015-C25
201460	City Storage of Van Nuys, LP	Wells Fargo MSBAM 2015-C24
201463	NMDA-JPMBB 2015-C31, LLC	Midland Loan Services JPMBB 2015-C31
201465	Skyline La Puente 26 Partners, LLC	Wells Fargo JPMBB 2015-C30
201470	MSWCA MSBAM 2015-C25 Holdings, LLC	Wells Fargo MSBAM 2015-C25
201497	JKS-Lakeview, LP	Midland Loan Services JPMBB 2015-C31 (NonCash)
201530	DHC JPMCC 15 JP1 SUCCESSOR BORROWER-R, LLC	Wells Fargo JPMCC 2015-JP1
201531	El Paseo Plaza Partners, LLC	Wells Fargo CSAIL 2015-C4 (NonCash)
201532	Pacific WAG-LOXA LLC	Wells Fargo WFCM 2016-C32
201548	RHA Partners, LTD.	Wells Fargo WFCM 2015-P2
201575	JKS-Marshall, L.P.	Wells Fargo MSBAM 2016-C29 (NonCash)
201600	NMDA-BMS 2017-BN4, LLC	Wells Fargo WFCM 2017-BNK4
201603	C Eagle Spirit, LLC	Wells Fargo WFCM 2016-BNK1
201634	BTN Silverado Holdings LLC	Wells Fargo WFCM 2016-NXS6
201686	Turner Plaza, a California LP	Wells Fargo WFCM 2017-C38
201698	RMB 1 LLC	Wells Fargo WFCM 2017-C38
201699	KP Hawaii I, LLC	Wells Fargo GSMS 2017-GS7
201705	Redlands Town Center Retail III, LLC	Midland Loan Services GSMS 2017-GS6
201708	JS Walnut Grove LLC	Wells Fargo WFCM 2017-C41
201714	Ramona State Partners, LLC	Wells Fargo BANK 2017-BNK7
201720	Foothills Plaza LLC	Wells Fargo WFCM 2017-C42
201730	NMDA-UBSCM 2017-C4, LLC	Wells Fargo UBS 2017-C4
201733	Pacific Aurora LLC	Wells Fargo BANK 2017-BNK8
201768	Aliso Creek Apartment Partners, LLC	Wells Fargo GSMS 2018-GS10 (companion 2)
201834	JAR-Montana Associates, LTD.	Wells Fargo WFCM 2019-C49
201868	WPI-Adelanto, LLC	Wells Fargo WFCM 2019-C52
201924	Wendy-Veto New Jersey LLC	Midland Loan Services BBCMS 2020-C6 (NonCash)
201934	Liberty Square Yakima LLC	Wells Fargo BANK 2020-BNK26
202142	MCA Arville, LLC	Wells Fargo BANK 2021-BNK36
202150	PFG 2, LLC	Wells Fargo BBCMS 2021-C11 (NonCash)
202152	Three S Real Estate, LLC	Midland Loan Services MSC 2022-L8 (NonCash)
202162	710 Don Chey, LLC	Wells Fargo BANK 2021-BNK38
202179	Handy Self Storage LLC	Wells Fargo BANK 2021-BNK38
202189	403 S. Raymond Avenue, LLC	Wells Fargo GSMS 2021-GSA3 (NonCash)
202205	1210 Boise Boe LLC	Midland Loan Services BBCMS 2022-C15 (NonCash)
202240	Selma Square Louisiana LLC	Midland Loan Services BBCMS 2022-C15
202498	Topanga & Victory Partners L.P.	Wells Fargo BANK5 2024-5YR10
202507	Mayfield Savannah, LLC	Wells Fargo BMO 2024-5C8 (NonCash)
211333	Parkwood Holdings, LTD.	Midland Loan Services JPMBB 2015-C31
211370	MSWCA MSBAM 2016-C28 Holdings LLC	Wells Fargo MSBAM 2016-C28
211375	DHC CGCMT 16 GC36 Successor Borrower-R, LLC	KeyBank National Association 2016-GC36
211387	Texas Inwood Grove Apartments, L.P.	Wells Fargo MSBAM 2016-C29
211430	Retail Center Fry 529, Ltd.	Wells Fargo JPMCC 2016-JP4
211435	TCSH, LLC	Wells Fargo MSBAM 2016-C32
211447	TPI Lawndale Plaza, LLC	Wells Fargo WFCM 2017-BNK4
211456	Studewood Mix, LLC	Wells Fargo BANK 2017-BNK5
211492	Lake Jackson Brazos Square	Wells Fargo BANK 2017-BNK8
211511	North Fry Mercado II LLC	Wells Fargo BANK 2018-BNK10
211515	TV Lawndale, LLC	Wells Fargo BANK 2018-BNK10
211523	Goodson 45 LLC	Wells Fargo UBS 2018-C10
211555	Deer Park Marketplace II LLC	Wells Fargo BANK 2018-BNK14
211571	Champion's Alpha, LLC	Midland Loan Services MSC 2018-H4 (NonCash)
211584	Shopper's City, LLC	Midland Loan Services MSC 2019-L2
211611	Bluebonnet Village, LLC	Midland Loan Services GSMS 2019-GSA1 (NonCash)
211623	Wildwood Center, LP	Wells Fargo MSC 2019-L3 (NonCash)
211792	TPI South Main Shopping Center, LLC	Wells Fargo BANK 2021-BNK36
211895	Titan Vanguard Midtown I LP	Wells Fargo BANK 2022-BNK43
211967	Montgomery EastChase LLC	Wells Fargo BANK 2023-BNK45
212083	Fayette Pavilion LLC	Wells Fargo BMO 2024-C8 (NonCash)
223439	Hopkins Preston Trail Plaza, L.P.	Wells Fargo MSBAM 2014-C16
223441	NMDA-COMM 2014-UBS4, LLC	Midland Loan Services COMM 2014-UBS4
223475	Westview Center, L.P.	Wells Fargo COMM 2014-CCRE20
223514	Add West Illinois LLC	Wells Fargo JPMBB 2015-C28
223570	5949 Broadway, Ltd.	KeyBank National Association 2015-C21
223586	2310 Saunders, LLC	Wells Fargo JPMCC 2015-JP1
223607	SB DFZ JPMBB FREMF 2015-C30 Holdings, LL	Wells Fargo JPMBB 2015-C30
223630	Midway Commons, Ltd.	Midland Loan Services JPMBB 2015-C31
223786	Luton Ranch SC, LP	Midland Loan Services GSMS 2016-GS3
223806	Edinburg SRGV, LLC	Midland Loan Services GSMS 2016-GS3
223854	7460 Youree Drive, LLC	Wells Fargo WFCM 2017-RB1
223958	Alliance Crossing TX, LLC	Wells Fargo UBS 2017-C7
224044	MSWCA BN 2018-BN15 Holdings, LLC	Wells Fargo Bank 2018-BNK15
224063	Main St. Commons, LLC	Midland Loan Services UBS 2018-C15
224177	Makin Investments LLC	Wells Fargo BANK 2019-BNK24
224186	Sharonville Plaza, LLC	Midland Loan Services CSAIL 2019-C18
224211	Pleasant Run Apartments, LLC	Wells Fargo WFCM 2020-C55
224230	F&B Plaza LLC	Wells Fargo BANK 2020-BNK28
230442	NMDA-JPMBB 2015-C29, LLC	Wells Fargo JPMBB 2015-C29
240669	Castlerock III, LLC	Wells Fargo WFRBS 2014-C19 (NonCash)
240676	Camden Village LLC	Wells Fargo WFRBS 2014-C23
240692	DHC COMM 14 UBS6 Successor Borrower-R, L	KeyBank National Association 2014-UBS6
240697	MT - Diablo-Alberta Storage LLC	Wells Fargo GSMS 2014-GC26
240715	Terrapin Burlingame Investments, LLC	Wells Fargo CSAIL 2015-C2
240720	Fontana Retail Group, LLC	Wells Fargo CSAIL 2015-C4 (NonCash)
240727	NMDA-COMM 2015-CCRE25, LLC	Wells Fargo COMM 2015-CCRE25
240734	Lotus Hotels - Mill Valley, LLC	Midland Loan Services CSAIL 2015-C3
240758	DW Burlingame II Owner B, LLC	Midland Loan Services MSCI 2015-UBS8
241055	Octagon Capital Group, LLC	KeyBank National Association BBCMS 2024-C24
280149	Wachovia Defeasance JPMC 2014-C20 III	Wells Fargo JPMCC 2014-C20
280151	MSWCA MSBAM 2014-C17 Holdings, LLC	Wells Fargo MSBAM 2014-C17
280153	NetREIT Fargo, LLC	Wells Fargo JPMBB 2014-C21 (NonCash)
280156	NMDA-COMM 2014-UBS5, LLC	Wells Fargo COMM 2014-UBS5
280157	DHC COMM 14 UBS5 Successor Borrower-R, LLC	Wells Fargo COMM 2014-UBS5
280158	Jela, LLC	Wells Fargo JPMBB 2014-C25
280159	SB DFZ CGCMT 2015-GC27 Holdings, LLC	Wells Fargo CGCMT 2015-GC27 (NonCash)
280164	Allred Hampton DE LLC	Wells Fargo COMM 2014-CCRE20
280176	DHC CGCMT 15 GC27 Successor Borrower-R, LLC	Wells Fargo CGCMT 2015-GC27
280184	NetREIT UTC, LLC	Wells Fargo CGCMT 2015-GC27
280185	SB DFZ CGCMT 2015-GC27 Holdings, LLC	Wells Fargo CGCMT 2015-GC27
280186	United Center, LLC	Wells Fargo MSBAM 2015-C22
280188	NetREIT Arapahoe, LLC	Midland Loan Services JPMBB 2015-C27
280190	DHC GSMS 15 GC30 Successor Borrower-R, LLC	Midland Loan Services GSMS 2015-GC30 (NonCash)
280197	Sunrise Plaza, LLC	Midland Loan Services BACM 2015-UBS7
280207	NetREIT Westminster, LLC	Wells Fargo JPMBB 2015-C32
280213	NetREIT Genesis, LLC	Wells Fargo GSMS 2015-GC34 (NonCash)
280218	888 Prospect LJ, LLC	Wells Fargo COMM 2016-CCRE28
280222	CAZ 1 DE LLC	KeyBank National Association 2016-GC36
280223	DM Rhodes Ranch, LLC	Wells Fargo JPMBB 2016-C1
280228	SB DFZ DBJPM 2016-C1 Holdings, LLC	Wells Fargo DBJPM 2016-C1
280230	Genesis Caltex, LLC	Wells Fargo WFCM 2016-C34
280239	SB DFZ CD 2016- CD1 HOLDINGS, LLC	Midland Loan Services CD 2016-CD1
280240	Komar Rancho Center, LLC	Midland Loan Services CD 2016-CD1
280268	SB DFZ UBSCM 2017-C1 Holdings, LLC	Wells Fargo UBS 2017-C1
280275	DM Hughes Airport, LLC	Wells Fargo WFCM 2017-C38
280279	Socorro Self Storage, LLC	Wells Fargo WFCM 2017-C39
280283	Genesis2Tex, LLC	Wells Fargo WFCM 2017-C42
280289	PBV II, LLC	KeyBank National Association 2018-B2
280290	M2I Properties LLC	Wells Fargo WFCM 2018-C43
280301	DHC BMARK 18 B4 Successor Borrower-R, LLC	Wells Fargo BMARK 2018-B4
280302	Pontiac Ventures, LLC	Wells Fargo UBS 2018-C10
280327	A Storage Place - Indio, LLC	Wells Fargo BANK 2019-BNK18
280333	DTR Los Robles, LLC	Wells Fargo BBCMS 2019-C4
280375	Tangerine & Thornydale Self Storage LLC	Wells Fargo WFCM 2020-C58
280418	MV Storage JFK LLC	Midland Loan Services BMARK 2022-B33
280424	PPT Baltimore, LLC	KeyBank National Association BMARK 2022-B35
280476	NetREIT West Fargo, LLC	Midland Loan Services BMARK 2024-V10
290115	Ashton Princess Property, LLC	Wells Fargo CSAIL 2015-C2 (NonCash)
290182	Sunrise Village Phase I L.L.C.	Wells Fargo UBS 2017-C4
290247	Pickering Holdings LLC	Wells Fargo BANK 2020-BNK27 (NonCash)
290248	Trinity West LP	Wells Fargo BANK 2020-BNK27 (NonCash)
300016	Ceraon 3002, LLC	Midland Loan Services GSMS 2015-GC30 (NonCash)
300034	Brass Atrium 2018 LLC	Midland Loan Services CGCMT 2020-GC46
300036	BMARK 2020-B18 Brass Professional 11, LLC	Midland Loan Services BMARK 2020-B18
310118	B/L Flamingo, LLC	Midland Loan Services GSMS 2015-GC32 (NonCash)
310168	North Pad Hotel, LLC	Wells Fargo GSMS 2018-GS10
310169	South Pad Hotel, LLC	Wells Fargo GSMS 2018-GS10
330210	Bucyrus Hospitality, LLC	Wells Fargo MSBAM 2015-C22 (NonCash)
330414	Liberty Square GA, LLC	Midland Loan Services UBS 2018-C15 (NonCash)
343316	Del 3750 Monroe Avenue Associates, LLC	Midland Loan Services JPMBB 2015-C31
380417	NWJ Chesterfield Apartments LLC	Wells Fargo JPMBB 2014-C21
380418	Stuart Court Apartments, LLC	Wells Fargo JPMBB 2014-C21
380448	KBR-LRC Madison Park, LLC	Wells Fargo WFRBS 2014-C25
380465	Jacksonville Family Center, LLC	Midland Loan Services CGCMT 2015-GC29
380473	Yale Orangeburg, LLC	Wells Fargo JPMBB 2015-C29
380533	Stafford Capital Partners LLC	Wells Fargo JPMBB 2016-C1
380634	504 Owners LLC	Wells Fargo MSC 2017-HR2 (NonCash)
380638	20 South Charles LLC	Wells Fargo UBS 2017-C6
380698	RBU & Kids Real Estate LLC	Wells Fargo BANK 2019-BNK16
380826	KP Westwood, LLC	Wells Fargo BANK 2021-BNK34
400168	Ephrata GF, LP	Wells Fargo MSBAM 2014-C15
400175	SB DFZ JPMBB 2014-C25 Holdings, LLC	Wells Fargo JPMBB 2014-C25 (NonCash)
400177	Rap Bellefonte LLC	Wells Fargo MSBAM 2014-C19
400178	SB DFZ JPMBB 2014-C24 Holdings, LLC	Wells Fargo JPMBB 2014-C24
410383	Dellcrest Properties 2, LLC	KeyBank National Association 2015-C21
410427	Gate APG Lot 5 Business Trust	Wells Fargo JPMCC 2014-C20
410450	NMDA-JPMBB 2014-C26, LLC	Midland Loan Services JPMBB 2014-C26
410452	NMDA-CGCMT 2015-GC27, LLC	Wells Fargo CGCMT 2015-GC27
410465	NMDA-WFCM 2015-C29, LLC	Wells Fargo WFCM 2015-C29
410475	Barringer Foreman I, LLC	Wells Fargo MSBAM 2016-C29
410476	Pelican Point Main Street, LLC	Wells Fargo MSBAM 2015-C27
410477	NMDA-MSBAM 2016-C29, LLC	Wells Fargo MSBAM 2016-C29
410507	Gunther Headquarters LLC	Wells Fargo WFCM 2016-BNK1
410541	Oekos Kirkwood, LLC	Wells Fargo BANK 2018-BNK10
410767	Oekos Dundalk, LLC	Wells Fargo BANK5 2024-5YR9
420649	Herndon Hotel Ownership, LLC	Midland Loan Services MSBAM 2015-C20
420660	Greenbrier Lodging Partners, LLC	Wells Fargo WFCM 2015-C27
420661	Ocean One, Inc.	Wells Fargo WFCM 2015-LC20
420673	Dynamic Investments, LLC	Wells Fargo MSBAM 2015-C24
420765	DHC Holdco, LLC	Midland Loan Services CD 2016-CD1
420772	S.P. Center, L.L.C.	Wells Fargo WFCM 2016-LC25
420799	Fredericksburg Town Place, LLC	Wells Fargo WFCM 2017-C38
430405	Highland Business Park, LLC	Wells Fargo MSBAM 2014-C18
430410	DHC COMM 14 CR20 Successor Borrower-R, LLC	Wells Fargo COMM 2014-CCRE20
430418	DHC WFCM 15 C26 Successor Borrower-R, LLC	NCB WFCM 2015-C26
430454	Crystal Industrial Park, LLC	Midland Loan Services MSCI 2015-UBS8
430460	Hudson Investments of North Carolina LLC	Wells Fargo CSAIL 2015-C4 (NonCash)
430461	840 Concord PKWY LLC	Wells Fargo CSAIL 2015-C4 (NonCash)
430489	BL-Goldsboro, LLC	Wells Fargo CGCMT 2016-C1 (NonCash)
430524	333 Ventures, LLC	Wells Fargo BANK 2017-BNK5
430536	DHC WFCM 17 C42 Successor Borrower-R, LLC	Wells Fargo WFCM 2017-C42 (NonCash)
430548	ZH Asheville, LLC	Midland Loan Services BMARK 2018-B3
430569	Cambridge Court, LLC	Wells Fargo WFCM 2019-C50
430635	El Dorado United, LLC	Midland Loan Services MSC 2021-L6 (NonCash)
430672	White Pines Owner LLC	Midland Loan Services BMARK 2021-B28
430696	Village Green East Apartments, LLC	Wells Fargo BANK 2022-BNK41
430755	Birch Knoll MHC, LLC	KeyBank National Association BBCMS 2024-5C29
440241	PCC Airpark LLC	Wells Fargo GS 2014-GC22
440242	FGH Corporate Park, Ltd.	Wells Fargo GS 2014-GC22
440244	CGCMT 2014-GC19 Vaughn Road, LLC	Wells Fargo CGCMT 2014-GC19
440250	Peachtree Square Enterprises, LLC	Wells Fargo COMM 2014-UBS5
440255	DHC CGCMT 15 GC29 Master Defeasance-D	Midland Loan Services CGCMT 2015-GC29
440271	Barbizon Associates, LLC	Wells Fargo WFCM 2015-LC22
440278	DHC COMM 16 CR28 Successor Borrower-R, LLC	Wells Fargo COMM 2016-CCRE28
440311	WHP, LLC	Wells Fargo JPMCC 2016-JP4 (NonCash)
440319	Engend Company VII, LLC	Wells Fargo WFCM 2017-RB1
440324	PMGA, LLC	Midland Loan Services GSMS 2017-GS6
440334	Perry Hill Crossing Shopping Center, LLC	Midland Loan Services UBS 2017-C5
440336	Reserve Capital GE SPE, LLC	Midland Loan Services UBS 2018-C8
440348	FGH Park Place Associates, LLC	Wells Fargo BMARK 2018-B5
440351	Dallas Commons, LLC	Wells Fargo GSMS 2018-GS10
440372	Midtown Plaza, LLC	Wells Fargo WFCM 2019-C50
440375	Olde Mill Commons, LLC	Wells Fargo BANK 2019-BNK17
440383	Merchants Square Acquisitions, LLC	Midland Loan Services BMARK 2019-B14
450156	Crossroads Square Limited Partnership	Wells Fargo JPMBB 2014-C25 (NonCash)
450160	Lake Lucina Shopping Center, Inc.	NCB WFCM 2015-C29
450161	Gypsum Storage Development, LLC	NCB WFCM 2015-C26
450183	Riceland Owner LLC	Wells Fargo DBJPM 2016-C1
450195	NF IV-VA SSCI EXP Savannah, LLC	Wells Fargo MSC 2016-BNK2
450202	Johns Creek Medical Center LLC	Wells Fargo WFCM 2017-RC1
450207	NF IV-VA SSCI HI Savannah, LLC	Wells Fargo UBS 2017-C1
450228	San Jose Development Corporation	Midland Loan Services UBS 2018-C14
460165	The Shoppes at Hunter's Creek, LLC	Wells Fargo CGCMT 2014-GC21
460178	8555 United Plaza, LLC	Wells Fargo JPMBB 2014-C25
460188	Alliance Orlando, LLC	Wells Fargo WFCM 2016-C36 (NonCash)
460196	Central Parc at Heathrow, LLC	Midland Loan Services GSMS 2016-GS3
460236	NMDA-BBCMS 2019-C5, LLC	KeyBank National Association 2019-C5
460248	CX Lullwater at Blair Stone, DST	KeyBank National Association MSC 2021-L5
470230	West Run SPE, LLC	KeyBank National Association GS2014-GC20
470243	NMDA-COMM 2014-CCRE20, LLC	Wells Fargo COMM 2014-CCRE20
470250	SB DFZ CGCMT 2015-GC27 B Holdings, LLC	Wells Fargo CGCMT 2015-GC27 (NonCash)
470253	Westwood Plaza, LLC	Wells Fargo COMM 2015-CCRE22
470348	Golden Hotels Group LLC	Wells Fargo UBS 2019-C17
470361	Pappas & Pupello Development, LLC	Wells Fargo WFCM 2020-C57
490142	SB DFZ MSBAM 2014-C19 Holdings, LLC	Wells Fargo MSBAM 2014-C19
550958	1023 Holdlings DE LLC	Wells Fargo-TRC (NonCash)
590292	Neyer Linden Pointe I, LLC	Midland Loan Services UBS 2018-C13
590319	2601 Mission Point Blvd LLC	Wells Fargo GSMS 2019-GC38
590362	Hauck Holdings Cleveland K.D., LLC	KeyBank National Association 2019-C5
610057	Amsource Draper Lumber Yard, LLC	Wells Fargo WFCM 2016-LC24 (NonCash)
610058	DHC MSBAM 14 C19 Successor Borrower-R, LLC	Wells Fargo MSBAM 2014-C19 (NonCash)
610080	The District, L.C.	Wells Fargo UBS 2017-C4
610158	OFI Campus, LLC	Midland Loan Services GSMS 2019-GC40
610184	6033 N Park Lane Newpark LLC	Midland Loan Services COMM 2019-GC44
610192	Newpark Retail, LLC	Midland Loan Services BBCMS 2020-C8 (NonCash)
610258	MAOB, L.L.C.	Midland Loan Services BMARK 2021-B28
620110	JNB Company of VA, L.L.C.	Wells Fargo BANK5 2024-5YR9
630262	XD2 Investments, LLC	Midland Loan Services MSC 2019-H7
630501	PB Common Street Self Storage, Ltd.	Midland Loan Services BBCMS 2024-5C31 (NonCash)
2201768	Aliso Creek Apartment Partners, LLC	Wells Fargo GSMS 2018-GS10 (companion 1)
2280222	CAZ 1 DE LLC	Wells Fargo CGCMT 2016-GC37
2290182	Sunrise Village Phase I L.L.C.	WF UBS2017-C4/ML UBS2017-C3
2300036	BMARK 2020-B18 Brass Professional 11, LLC	ML BMARK 2020-B18/ML DBJPM 2020-C9
2410541	Oekos Kirkwood, LLC	Wells Fargo BANK 2018-BNK10
2610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C3
3280222	CAZ 1 DE LLC	Wells Fargo CGCMT 2016-C1
3290182	Sunrise Village Phase I L.L.C.	WF UBS2017-C4/ML UBS2017-C3
3300036	BMARK 2020-B18 Brass Professional 11, LLC	ML BMARK 2020-B18/ML BMARK 2020-B19
3610080	The District, L.C.	Wells Fargo UBS 2017-C4
4280222	CAZ 1 DE LLC	KY CGCMT2016GC-36/WF CGCMT2016-P4
4610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C3
5610080	The District, L.C.	WF UBS2017-C4/ML UBS2017-C3

Exhibit B

REG AB Portfolios
KeyBank National Association 2014-UBS6
KeyBank National Association 2015-C21
KeyBank National Association 2016-GC36
KeyBank National Association GS2014-GC20
KY CGCMT2016GC-36/WF CGCMT2016-P4
Midland Loan Services BACM 2015-UBS7
Midland Loan Services CD 2016-CD1
Midland Loan Services CD 2017-CD4
Midland Loan Services CGCMT 2014-GC23
Midland Loan Services CGCMT 2015-GC29
Midland Loan Services COMM 2014-CCRE19
Midland Loan Services COMM 2014-UBS4
Midland Loan Services COMM 2014-UBS4 (NonCash)
Midland Loan Services COMM 2015-LC21
Midland Loan Services CSAIL 2015-C3
Midland Loan Services GSMS 2014-GC24
Midland Loan Services GSMS 2015-GC30 (NonCash)
Midland Loan Services GSMS 2015-GC32 (NonCash)
Midland Loan Services GSMS 2016-GS3
Midland Loan Services GSMS 2017-GS6
Midland Loan Services JPMBB 2014-C26
Midland Loan Services JPMBB 2014-C26 (NonCash)
Midland Loan Services JPMBB 2015-C27
Midland Loan Services JPMBB 2015-C31
Midland Loan Services JPMBB 2015-C31 (NonCash)
Midland Loan Services MSBAM 2015-C20
Midland Loan Services MSCI 2015-MS1
Midland Loan Services MSCI 2015-UBS8
NCB WFCM 2015-C26
NCB WFCM 2015-C29
Wells Fargo 2013-GC15 (NonCash)
Wells Fargo BACM 2017-BNK3
Wells Fargo CGCMT 2014-GC21
Wells Fargo CGCMT 2014-GC25
Wells Fargo CGCMT 2015-GC27
Wells Fargo CGCMT 2015-GC27 (NonCash)
Wells Fargo CGCMT 2016-C1
Wells Fargo CGCMT 2016-C1 (NonCash)
Wells Fargo CGCMT 2016-GC37
Wells Fargo COMM 2014-CCRE20
Wells Fargo COMM 2014-UBS5
Wells Fargo COMM 2015-CCRE22
Wells Fargo COMM 2015-CCRE24
Wells Fargo COMM 2015-CCRE25
Wells Fargo COMM 2016-CCRE28
Wells Fargo CSAIL 2015-C2
Wells Fargo CSAIL 2015-C2 (NonCash)
Wells Fargo CSAIL 2015-C4 (NonCash)
Wells Fargo DBJPM 2016-C1
Wells Fargo GS 2014-GC22
Wells Fargo GSMS 2014-GC26
Wells Fargo GSMS 2015-GC34 (NonCash)
Wells Fargo GSMS 2016-GS4
Wells Fargo JPMBB 2014-C21
Wells Fargo JPMBB 2014-C21 (NonCash)
Wells Fargo JPMBB 2014-C22 (NonCash)
Wells Fargo JPMBB 2014-C23
Wells Fargo JPMBB 2014-C23 (NonCash)
Wells Fargo JPMBB 2014-C24
Wells Fargo JPMBB 2014-C25
Wells Fargo JPMBB 2014-C25 (NonCash)
Wells Fargo JPMBB 2015-C28
Wells Fargo JPMBB 2015-C28 (NonCash)
Wells Fargo JPMBB 2015-C29
Wells Fargo JPMBB 2015-C30
Wells Fargo JPMBB 2015-C32
Wells Fargo JPMBB 2016-C1
Wells Fargo JPMCC 2014-C20
Wells Fargo JPMCC 2015-JP1
Wells Fargo JPMCC 2016-JP4
Wells Fargo JPMCC 2016-JP4 (NonCash)
Wells Fargo MSBAM 2014-C15
Wells Fargo MSBAM 2014-C16
Wells Fargo MSBAM 2014-C17
Wells Fargo MSBAM 2014-C18
Wells Fargo MSBAM 2014-C19
Wells Fargo MSBAM 2015-C22
Wells Fargo MSBAM 2015-C22 (NonCash)
Wells Fargo MSBAM 2015-C24
Wells Fargo MSBAM 2015-C25
Wells Fargo MSBAM 2015-C27
Wells Fargo MSBAM 2016-C28
Wells Fargo MSBAM 2016-C29
Wells Fargo MSBAM 2016-C29 (NonCash)
Wells Fargo MSBAM 2016-C30
Wells Fargo MSBAM 2016-C32
Wells Fargo MSC 2016-BNK2
Wells Fargo UBS 2017-C1
Wells Fargo WFCM 2015-C27
Wells Fargo WFCM 2015-C29
Wells Fargo WFCM 2015-LC20
Wells Fargo WFCM 2015-LC22
Wells Fargo WFCM 2015-P2
Wells Fargo WFCM 2016-BNK1
Wells Fargo WFCM 2016-C32
Wells Fargo WFCM 2016-C34
Wells Fargo WFCM 2016-C36 (NonCash)
Wells Fargo WFCM 2016-LC25
Wells Fargo WFCM 2016-LC25 (NonCash)
Wells Fargo WFCM 2016-NXS6
Wells Fargo WFCM 2017-BNK4
Wells Fargo WFCM 2017-RB1
Wells Fargo WFCM 2017-RC1
Wells Fargo WFRBS 2014-C19 (NonCash)
Wells Fargo WFRBS 2014-C23
Wells Fargo WFRBS 2014-C24
Wells Fargo WFRBS 2014-C25
Wells Fargo BANK 2017-BNK5
Wells Fargo MSBAM 2014-C19 (NonCash)
Wells Fargo WFCM 2016-LC24 (NonCash)
Wells Fargo WFCM 2017-C38
Wells Fargo BANK 2017-BNK7
Wells Fargo GSMS 2017-GS7
Wells Fargo WFCM 2017-C39
Midland Loan Services UBS 2017-C5
Wells Fargo BANK 2017-BNK8
Wells Fargo GSMS 2017-GS8
Wells Fargo MSC 2017-HR2 (NonCash)
Wells Fargo UBS 2017-C4
Wells Fargo UBS 2017-C6
Wells Fargo UBS 2017-C7
Wells Fargo WFCM 2017-C41
Wells Fargo WFCM 2017-C42
Wells Fargo WFCM 2017-C42 (NonCash)
WF UBS2017-C4/ML UBS2017-C3
KeyBank National Association 2018-B2
Midland Loan Services BMARK 2018-B3
Midland Loan Services UBS 2018-C8
Wells Fargo BANK 2018-BNK10
Wells Fargo BANK 2018-BNK11
Wells Fargo GSMS 2018-GS9
Wells Fargo WFCM 2018-C43
Wells Fargo BMARK 2018-B4
Wells Fargo UBS 2018-C10
Midland Loan Services UBS 2018-C13
Wells Fargo BANK 2018-BNK14
Wells Fargo BMARK 2018-B5
Wells Fargo GSMS 2018-GS10
Wells Fargo GSMS 2018-GS10 (companion 1)
Wells Fargo GSMS 2018-GS10 (companion 2)
Midland Loan Services MSC 2018-H4 (NonCash)
Midland Loan Services MSC 2019-L2
Midland Loan Services UBS 2018-C14
Midland Loan Services UBS 2018-C15
Midland Loan Services UBS 2018-C15 (NonCash)
Wells Fargo Bank 2018-BNK15
Wells Fargo BANK 2019-BNK16
Wells Fargo GSMS 2019-GC38
Wells Fargo WFCM 2019-C49
Wells Fargo BANK 2019-BNK17
Wells Fargo WFCM 2019-C50
Midland Loan Services GSMS 2019-GC40
Midland Loan Services MSC 2019-H7
Wells Fargo BANK 2019-BNK18
Wells Fargo WFCM 2019-C51
Midland Loan Services CGCMT 2019-GC41
Wells Fargo WFCM 2019-C52
Midland Loan Services GSMS 2019-GC42
Midland Loan Services GSMS 2019-GSA1 (NonCash)
Wells Fargo BBCMS 2019-C4
Wells Fargo UBS 2019-C17
KeyBank National Association 2019-C5
Midland Loan Services BMARK 2019-B14
Midland Loan Services COMM 2019-GC44
Midland Loan Services CSAIL 2019-C18
Wells Fargo BANK 2019-BNK24
Wells Fargo MSC 2019-L3 (NonCash)
Midland Loan Services BBCMS 2020-C6 (NonCash)
Wells Fargo WFCM 2020-C55
Midland Loan Services CGCMT 2020-GC46
Wells Fargo BANK 2020-BNK26
Wells Fargo BANK 2020-BNK27 (NonCash)
Midland Loan Services BMARK 2020-B18
Wells Fargo WFCM 2020-C57
ML BMARK 2020-B18/ML DBJPM 2020-C9
ML BMARK 2020-B18/ML BMARK 2020-B19
Wells Fargo BANK 2020-BNK28
Midland Loan Services BBCMS 2020-C8 (NonCash)
Wells Fargo WFCM 2020-C58
KeyBank National Association MSC 2021-L5
Wells Fargo BANK 2021-BNK34
Midland Loan Services MSC 2021-L6 (NonCash)
Midland Loan Services BMARK 2021-B28
Wells Fargo BBCMS 2021-C11 (NonCash)
Wells Fargo BANK 2021-BNK36
Wells Fargo BANK 2021-BNK38
Wells Fargo GSMS 2021-GSA3 (NonCash)
Wells Fargo-TRC (NonCash)
Midland Loan Services BMARK 2022-B33
Midland Loan Services MSC 2022-L8 (NonCash)
Midland Loan Services BBCMS 2022-C15
Midland Loan Services BBCMS 2022-C15 (NonCash)
KeyBank National Association BMARK 2022-B35
Wells Fargo BANK 2022-BNK41
Wells Fargo BANK 2022-BNK43
Wells Fargo BANK 2023-BNK45
KeyBank National Association BBCMS 2024-C24
Wells Fargo BMO 2024-C8 (NonCash)
Wells Fargo BANK5 2024-5YR9
KeyBank National Association BBCMS 2024-5C29
Midland Loan Services BMARK 2024-V10
Wells Fargo BANK5 2024-5YR10
Wells Fargo BANK5 2024-5YR12 (NonCash)
Midland Loan Services BBCMS 2024-5C31 (NonCash)
Wells Fargo BMO 2024-5C8 (NonCash)